UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): 01/24/2008

Genaera Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 0-19651

DE	13-3445668
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

5110 Campus Drive, Plymouth Meeting, PA 19462

(Address of principal executive offices, including zip code)

610.941.4020

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On January 24, 2008, Genaera Corporation (the “Company”) issued a press release announcing a poster presentation of preclinical data on trodusquemine (MSI-1436), Genaera’s lead drug candidate for the treatment of type 2 diabetes and obesity at the Diabetes Mellitus, Insulin Action and Resistance Keystone Symposia in Breckenridge, Colorado on January 24, 2008. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Also attached as Exhibit 99.2 is a copy of the poster presentation by the Company.

Item 9.01.	Financial Statements and Exhibits

d) Exhibits

Exhibit Number	Description

99.1	Press release of the Company dated January 24, 2008 - “Genaera Corporation Presents Promising Preclinical Type 2 Diabetes Data for Trodusquemine (MSI-1436) at Keystone Symposia.”

99.2	Poster Presentation of the Company - “Trodusquemine (MSI-1436) Enhances Glucose Tolerance in a Murine Model of Insulin Resistance.”

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genaera Corporation

Date:	January 25, 2008	By:	/s/ Leanne M. Kelly
Leanne M. Kelly
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

EX-99.1	Press release of the Company dated January 24, 2008 - “Genaera Corporation Presents Promising Preclinical Type 2 Diabetes Data for Trodusquemine (MSI-1436) at Keystone Symposia.”

Ex-99.2	Poster Presentation of the Company - “Trodusquemine (MSI-1436) Enhances Glucose Tolerance in a Murine Model of Insulin Resistance.”